LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED NOVEMBER 15, 2021

TO PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED SEPTEMBER 1, 2021

Page 5 of the Prospectus and page 2 of Longleaf Partners Small-Cap Fund’s Summary Prospectus should be updated to reflect the fees and expenses set forth below. The fee table on page 21 of the Prospectus should be updated to reflect a fee cap on the Small-Cap Fund of 0.95% through at least April 30, 2023.

Small-Cap Fund Summary

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Small-Cap Fund.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%

12b-1 Fees	None

Other Expenses	0.17

Total Annual Fund Operating Expenses	0.96%

Expense Reimbursement(1)	(0.01)

Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%

(1)

Effective September 1, 2021, Southeastern has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.95% of average net assets per year. This agreement is in effect through at least April 30, 2023 and may not be terminated before that date without Board approval.

The expense information in the table has been restated to reflect current fees.

Example of Fund Expenses. This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and that Fund operating expenses are equal to the total annual fund operating expenses after expense reimbursement shown in the table through April 30, 2023, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$97	$304	$529	$1,176

Page 18 of the Prospectus is hereby updated with the following, inserted at the top, following the paragraph on “Good People.”

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ESG: We believe that environmental, social and governance (ESG) best practices are critical to the intrinsic value of any investment. As long-term business owners, we approach ESG considerations from a fundamental, bottom-up research perspective and engage with managements on the most important issues to promote positive change, rather than passively exclude broad sectors of the market. ESG considerations are integrated throughout our investment process, from the initial qualitative and quantitative analysis, to the investment decision-making process, as well as throughout our ownership. When assessing “People,” we seek to partner with responsible management teams that practice good stewardship on behalf of shareholders while growing value per share over time through intelligent capital allocation. When assessing the long-term value of a “Business,” we consider multiple factors. We seek to own high-quality businesses with sustainable competitive advantages, strong balance sheets and long-term free cash flow growth. Environmental and social factors are important drivers within our analysis of a business’s long-term value. One way that this is quantified in determining the right entry “Price” is that we generally assume that companies scoring better on ESG metrics are worth a higher terminal value in our discounted cash flow analysis.